UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2012 (June 19, 2012)

Princeton National Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

0-20050	36-3210283
(Commission File Number)	(IRS Employer Identification No.)

606 South Main Street Princeton, Illinois	61356
(Address of Principal Mr. Ogaard Offices)	(Zip Code)

Registrant’s telephone number, including area code (815) 875-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 18, 2012, Princeton National Bancorp, Inc. (the “Company”) notified The NASDAQ Global Market that it intended to voluntarily delist its common stock from The NASDAQ Global Market. The Company expects that the common stock will begin trading on the OTCQB Marketplace effective June 29, 2012. A copy of the Company’s press release regarding this matter is attached as Exhibit 99.1 and the information in the press release is incorporated by reference into this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1	June 21, 2012 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON NATIONAL BANCORP, INC.
(Registrant)

By:	/s/ Thomas D. Ogaard
Thomas D. Ogaard, President and
Chief Executive Officer

Dated: June 21, 2012

EXHIBIT INDEX

Number	Description

99.1	June 21, 2012 Press Release